                                                                  EXHIBIT 10.8.1
                       LENDER'S CERTIFICATION AND CONSENT



TO:       Signature Resorts, Inc.
          911 Wilshire Boulevard
          Suite 2250
          Los Angeles,  California  90017


FROM:  Resort Capital Corporation, a Delaware corporation ("Lender")

DATE:  As of August 15, 1996


RE: That certain indebtedness of Fall Creek Resort, L.P., a Georgia limited partnership ("Fall Creek"), in favor of Lender, (i) under that Commitment Agreement between Fall Creek and Lender and dated as of May 21, 1993, and all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing (collectively, the "Fall Creek Commitment Agreement"), pursuant to which, and under the circumstances set forth therein, Lender agreed to purchase certain portfolios of receivables in an amount of up to $10,000,000 consisting of promissory notes and mortgages then existing and thereafter arising from sales by Fall Creek to individuals purchasing interval estates in specific condominium parcels developed by Fall Creek as a time share condominium project known as The Plantation at Fall Creek (the "Fall Creek Purchase") for the purposes and upon the terms and conditions set forth therein (such Commitment Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modification, whether now or hereafter existing, is hereinafter referred to collectively as the "Fall Creek Commitment Agreement"). The Fall Creek Commitment Agreement and all obligations of Fall Creek thereunder are set forth in and evidenced by the "Fall Creek Loan Documents," as defined in the Fall Creek Commitment Agreement, and the "Documents," as defined in the Fall Creek Commitment Agreement, and any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications thereto, whether now or hereafter existing (collectively, the "Fall Creek Loan Documents").


                                R E C I T A L S

       WHEREAS, the Fall Creek Loan Documents are hereinafter collectively referred to as the "Loan Documents." The Fall Creek Commitment Agreement is sometimes hereinafter referred to as the "Loan."

       WHEREAS, Signature Resorts, Inc. ("Signature") was incorporated in Maryland in May of 1996 to effect a consolidation of transactions whereby certain direct and indirect holders of interests in and obligations of Fall Creek, among others, will, in exchange for the assignment and transfer of their respective interests in such entities, receive shares of common stock in Signature (the "Consolidation Transactions") in connection with an initial public offering of stock in Signature (the "Signature IPO"). As a result of the Consolidation Transactions, all of the obligations of Fall Creek under the Fall Creek Loan Documents, will be assumed directly by Signature, in which, as a result of the Consolidation Transactions, Signature will own one hundred percent (100%) of the shares of stock therein and all ownership interests in Fall Creek will be transferred and assigned to Signature.

       WHEREAS, the Loan Documents prohibit the assignments and transfers described in and contemplated by the Consolidation Transactions without Lender's prior written consent.

       WHEREAS, pursuant to this Certification and Consent, Lender is certifying as to certain matters with respect to the Loan and providing its consent to the Consolidation Transactions pursuant to the terms and conditions set forth herein.

                                 A G R E E M E N T

          Lender hereby states, certifies, represents and agrees as follows:

          1. Lender is the sole owner and holder of the Loan and all Loan Documents related thereto and has not assigned, transferred or conveyed, nor agreed to assign, transfer or convey, any interest therein to any other party.

          2. All of the Loan Documents are currently in full force and effect in accordance with their respective terms.

          3. The outstanding principal balance of the Loan as of August 13, 1996 is One Million Eight Hundred Eighty-Seven Thousand Four Hundred Seventy-Nine and 92/100 Dollars ($1,887,479.92).

          4. The maturity date of the Loan is the date on which the last receivable note is paid in full, unless shortened or extended pursuant to the Loan Documents.

          5. No notices of default are outstanding under any of the Loan Documents; however, that receivable replacement obligations in the approximate amount of $67,307 and additional upgrade obligations are presently due and payable and have not been paid.

          6. The Fall Creek Commitment Agreement does not contain a prepayment penalty.

          7. Provided that the Consolidation Transactions are closed in the manner described on the attached Exhibit A, Lender hereby consents to the (i) transfer and assignment of all assets of Fall Creek to Signature, (ii) the dissolution of Fall Creek and (iii) the payment in full of the subordinated debt now owed to CPI Securities, L.P. and Grace Investments, Ltd.

          8. The dissolution of Fall Creek and the conveyance of all the assets of Fall Creek to Signature is hereby approved by Lender and shall not constitute an event of default under the Loan.

          9. Lender consents to the dissolution of Argosy Branson, Inc. the general partner of Fall Creek.

          DATED as of the date and year first written above

                                 RESORT CAPITAL CORPORATION,
                                 a Delaware corporation


                                 By:____________________________

                                  Its:__________________________

                                  EXHIBIT "A"
                                  -----------

         SUMMARY OF SRI CONSOLIDATION STRUCTURE -- DRAFT AS OF 8/15/96
         -------------------------------------------------------------


     I.        SERVICE ENTITY MERGERS.  Signature Resorts, Inc. ("SRI") will be
               ----------------------
               merged with the following corporations (with SRI as the surviving entity, succeeding to the assets and liabilities of the following entities by operation of law):

               1.   Argosy/KOAR Group, Inc.
               2.   Resort Telephone & Cable of Orlando, Inc.
               3.  Vacation Resort Marketing of Missouri, Inc.
               4.  Vacation Ownership Marketing, Inc.


     II.       SERVICE ENTITY STOCK TRANSFERS.  SRI will acquire from the
               ------------------------------
               Founders all of their stock in the following corporations via stock transfers in exchange for SRI stock:

               1.   Resort Marketing International, Inc.
               2.   Premier Resort Management, Inc.
               3.  Resort Management International, Inc. (GA)
               4.  Resort Management International, Inc. (CA)


    III. EMBASSY GRAND BEACH RESORT.
         --------------------------

               1. SRI will acquire each partner's interest in USA Grand Beach Partners through assignments of interest in exchange for SRI stock.

               2. USA Grand Beach Partners will dissolve by operation of law, with SRI succeeding to the limited partnership interest of USA Grand Beach Partners in Grand Beach Resort, Limited Partnership.

               3. SRI will acquire the limited partnership interests of all other limited partners in Grand Beach Resort, L.P. through the assignment of such interests in exchange for SRI stock, with SRI thereby becoming the sole limited partner of Grand Beach Resort, Limited Partnership.

               4. SRI will acquire the limited partnership interest of JCIR in Grand Beach Partners, L.P. through an assignment of interest in exchange for SRI stock.

               5. SRI will assume the debt owed by Koar Group, Inc. indirectly to USA Vacation Investors in exchange for Koar Group, Inc.'s interest in certain income streams (the "Income Streams") from Grand Beach Resort, Limited Partnership, Resort Management International, Inc., and Resort Telephone and Cable of Orlando, Inc.

               6. SRI will acquire each partner's interest in USA Vacation Investors through assignments of interest in exchange for SRI stock.

               7. USA Vacation Investors will dissolve by operation of law, with SRI succeeding to USA Vacation Investors' rights with respect to the Income Streams. The debt will be cancelled.

               8. SRI will acquire Argosy Grand Beach, Inc. via stock transfers in exchange for SRI stock, with Argosy Grand Beach, Inc. remaining in existence as a wholly-owned subsidiary of SRI.

               9. SRI will acquire KGI Grand Beach Investments, Inc. and Argosy Partners, Inc via stock transfers in exchange for SRI stock, with both corporations remaining in existence.

               10. Argosy/KGI Grand Beach Investment Partnership and Grand Beach Partners, L.P. will remain in existence, such that Grand Beach Partners, L.P. will be the sole general partner and SRI will be the sole limited partner of Grand Beach Resort, Limited Partnership.


     IV.  EMBASSY POIPU POINT RESORT
          --------------------------

               1. SRI will acquire each partner's interest in USA Poipu Partners, L.P. through assignments of interest in exchange for SRI stock.

               2. USA Poipu Partners, L.P. will dissolve by operation of law, with SRI succeeding to the limited partnership interest of USA Poipu Partners, L.P. in Poipu Resort Partners, L.P.

               3. SRI will merge with Argosy Poipu Inc. (with SRI as the surviving entity), with SRI succeeding to the limited partnership interest of Argosy Poipu Inc. in Argosy/KGI Poipu Investment Partnership, L.P.

               4. SRI will acquire Argosy Partners, Inc via stock transfer in exchange for SRI stock, with Argosy Partners, Inc. remaining in existence.

               5. SRI will acquire from Kenninger and Kaneko their limited partnership interests in Argosy/KGI Poipu Investment Partnership, L.P. via assignments of interest in exchange for SRI stock.

               6. SRI will acquire AKGI Poipu Investments, Inc. via stock transfers in exchange for SRI stock, with AKGI Poipu Investments, Inc. remaining in existence as a wholly-owned subsidiary of SRI.

               7. Argosy/KGI Poipu Investment Partnership, L.P. will remain in place as the managing general partner of Poipu Resort Partners, L.P.

               8.   Poipu Resort Partners, L.P. remains in existence.

     V.        FLAMINGO AND ROYAL PALM RESORTS
               -------------------------------

               1. AKGI - St. Maarten NV has been domesticated, such that it is now dually incorporated in Delaware and the Netherlands-Antilles.

               2. AKGI Flamingo C.V.o.a. and AKGI Royal Palm C.V.o.a. will be dissolved./1/

               3. The Founders transfer 100% of their interests in the following limited liability companies in exchange for SRI stock, followed by the dissolution of such entities immediately thereafter (with SRI succeeding to all of the assets and liabilities of each, including the interest of ARK - Las Flamas LLC in the Flamingo Resort and the interest of ARK - Las Palmas LLC in the Royal Palm Resort):

                    (a)  AK - Royal Palm LLC
                    (b)  AK - Flamingo LLC
                    (c)  ARK - Las Flamas LLC
                    (d)  ARK - Las Palmas LLC
                    (e)  AK - St. Maarten LLC

               4. SRI transfers its 99% interests in Flamingo Resort and Royal Palm Resort to AKGI - St. Maarten NV in exchange for stock of AKGI - St. Maarten NV immediately following the dissolution of each entity listed in step 3 above.

               Following steps 1 through 4 above, SRI will wholly own AKGI - St. Maarten NV, which will itself own all of Flamingo Resort and Royal Palm Resort directly.


     VI.       PORT ROYAL RESORT (HILTON HEAD)
               -------------------------------

               1. SRI will acquire KGI Port Royal, Inc. and Argosy Hilton Head, Inc. via stock transfers in exchange for SRI stock, with KGI Port Royal, Inc. remaining in existence.

               2. SRI will acquire assignee interest of Peachtree Limited in Argosy/KGI Port Royal Partners via assignment of interest in exchange for SRI stock.

----------
/1/ The Flamingo Resort and any and all other assets of AKGI Flamingo C.V.o.a. will transitorily be owned by AKGI - St. Maarten NV and ARK-Las Flamas LLC as tenants-in-common, with AKGI - St. Maarten NV holding an undivided 1% interest, and ARK - Las Flamas LLC holding a 99% undivided interest. Likewise, the Royal Palm Resort and any and all other assets of AKGI Royal Palm C.V.o.a. will transitorily be owned by AKGI - St. Maarten NV and ARK - Las Palmas LLC as tenants-in-common, with AKGI - St. Maarten NV holding an undivided 1% interest, and ARK - Las Palmas LLC holding a 99% undivided interest.

               3. Argosy/KGI Port Royal Partners will remain in existence as the general partner of Port Royal Resort, L.P., with KGI Port Royal, Inc. and Argosy Hilton Head, Inc. as the only partners thereof.

               4. SRI will acquire each partner's interest in KPI General Partnership Hilton Head via assignments of interest in exchange for SRI stock.

               5. KPI General Partnership Hilton Head will dissolve by operation of law (as SRI will be the sole remaining partner), with SRI succeeding to the limited partnership interest of KPI General Partnership Hilton Head in Port Royal Resort, L.P.

               6. SRI will acquire the assignee interest of KPI Realty Inc. in Port Royal Resort, L.P. via assignment of interest in exchange for SRI stock.

               7. SRI will acquire the limited partnership interest of MBK Realty, Inc. in Port Royal Resort, L.P. via assignment of interest in exchange for SRI stock.

               8.   Port Royal Resort, L.P. to remain in existence.


     VII.      CYPRESS POINTE RESORT
               ---------------------

               1. Argosy Investments, Inc. and Argosy Group, Inc. are merged into SRI (with SRI the surviving entity, succeeding to the assets and liabilities of both corporations, including Argosy Group, Inc.'s general partner interest in Cypress Pointe Resort, L.P. and Argosy Investments, Inc.'s partnership interest in Argosy Canyon Investments, L.P.).

               2. CanPartners, Inc. and Canyon Investment Partnership II, L.P. will transfer 100% of their partnership interests in Argosy Canyon Investments, L.P. to SRI in exchange for SRI stock.

               3. Argosy Canyon Investments, L.P. is dissolved by operation of law, as SRI is the sole remaining partner.

               4. Cypress Pointe Resort, L.P. dissolves by operation of law, as SRI is the sole remaining partner. SRI will therefore own Cypress Pointe Resort directly.


     VIII.     FALL CREEK RESORT
               -----------------

               1. Argosy Branson, Inc. is merged into SRI (with SRI the surviving entity, succeeding to Argosy Branson, Inc.'s partnership interest in Fall Creek Resort, L.P.).

               2. Argosy Investments, Inc. is merged into SRI (see step 1 of Cypress Pointe Resort, above). SRI will succeed to Argosy Investments, Inc.'s partnership interest in Fall Creek Resort, L.P.

               3. CanPartners Investments II, L.P., Canyon Partners Investments V, L.P., Grace Investments Ltd., and Randall Wooster transfer 100% of their limited partners' interests in Fall Creek Resort, L.P. to SRI in exchange for SRI stock.

               3. Fall Creek Resort, L.P. is dissolved by operation of law, as SRI is the sole remaining partner. SRI will then own Fall Creek Resort directly.


     IX.       SAN LUIS
               --------

               1. AKGI San Luis, Inc. and KGK San Luis, Inc. will be merged into SRI (with SRI the surviving entity, succeeding to the assets and liabilities of both corporations).

               2. San Luis Resort Partners, LLC will be dissolved, after which SRI will own San Luis Bay Resort directly.


     X.        SKI RUN
               -------

               1. SRI will acquire all of the stock of AKGI Lake Tahoe Investments, Inc. and KGK Lake Tahoe Development, Inc. via stock transfers in exchange for SRI stock. Both corporations will remain in existence and will continue to be the only members of Lake Tahoe Resort Partners, LLC, which will continue to own the Ski Run resort.


     XI.       KABUSHIKI GAISHA KEI, LLC (KGK)
               -------------------------------

               1. Prior to the Consolidation, KGK will sell the Phase II property in St. Maarten to AKGI - St. Maarten NV in exchange for a note.

               2. SRI will acquire all of the stock of KGK Partners, Inc., KGK Investors, Inc., and Argosy Partners, Inc. (see step 9 of Embassy Grand Beach Resort above) via stock transfers in exchange for SRI stock. All three corporations will remain in existence and will continue to be the members of KGK, which will continue to own the installment notes it presently holds.